SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
--------------------------------------------------------------------------------
                                    FORM 8-K
--------------------------------------------------------------------------------
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 16, 2000 (June 9, 2000)
                                                --------------------------------


Commission file number                        1-12917
                      ----------------------------------------------------------


                         WELLSFORD REAL PROPERTIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Maryland                                      13-3926898
---------------------------------         --------------------------------------
  (State or other jurisdiction               (IRS Employer Identification No.)
of incorporation or organization)


                     535 Madison Avenue, New York, NY 10022
--------------------------------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (212) 838-3400
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

3

ITEMS 1. - 4.     NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

                  On June 9, 2000, the shareholders of Wellsford Real Properties, Inc. approved a reverse stock split whereby every two outstanding shares of common stock and class A-1 common stock were converted into one share of outstanding common stock or class A-1 common stock. The par value of both classes of stock increased from $.01 per share to $.02 per share and the number of authorized shares was halved from 197,650,000 to 98,825,000 for common shares and from 350,000 to 175,000 for class A-1 common shares. The reverse split was effective for trading beginning Monday, June 12, 2000. Resulting fractional shares will be redeemed for cash.

                  The shareholders also approved the election of three nominated directors for terms of three years: Richard S. Frary, Martin Bernstein, and Meyer "Sandy" Frucher. Mr. Frary has been a director of WRP since 1998. Mr. Bernstein and Mr. Frucher are new members of the board.

                  In addition, the Company announced that Rodney F. Du Bois is relinquishing his operating responsibilities, including Chief Financial Officer. He will continue as Vice-Chairman, concentrating primarily on strategic issues and initiatives. Jeffrey H. Lynford, the Chairman of WRP, will assume the additional duties of Chief Financial Officer.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements.

                           None.

                  (b)      Pro forma Financial Information.

                           None.

                  (c)      Exhibits.

                           The following exhibits are filed with this Form 8-K:

                  EXHIBIT NO.     EXHIBIT
                  -----------     -------

                    99.1          Press release dated June 9, 2000, of Wellsford
                                   Real Properties, Inc.


ITEMS 8 - 9.      NOT APPLICABLE.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            WELLSFORD REAL PROPERTIES, INC.

                            By:  /s/ James J. Burns
                                 ------------------------------------
                                 James J. Burns
                                 Senior Vice President, Chief Accounting Officer

Dated: June 16, 2000